EXHIBIT 10(xii)


                         THE STRIDE RITE CORPORATION
         1998 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN (as amended)

SECTION 1: PURPOSE

The Stride Rite Corporation 1998 Non-Employee Director Stock Ownership Plan (the "Plan") has been adopted to promote the long-term growth and financial success of The Stride Rite Corporation (the "Company") by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non- employee directors and its stockholders.

SECTION 2: DEFINITIONS

As used in the Plan, the following terms have the respective meanings as set forth below.

-- Award means any Stock Option, Stock Award or Director's Award granted under the Plan.

--    Board means the Company's Board of Directors.

--    Common Stock means the Common Stock, $.25 par value, of the Company.

-- Company means The Stride Rite Corporation, a corporation established under the laws of the Commonwealth of Massachusetts, and any entity that is directly or indirectly controlled by the Company.

-- Fair Market Value means on any given date the last reported sale price of the Common Stock on the last trading date on which the Common Stock was traded preceding the specified date or, if no Common Stock was traded on such date, the most recent date on which Common Stock was traded preceding the specified date, as reflected on The New York Stock Exchange--Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the National Association of Securities Dealers Automated Quotation system, or par value of Common Stock if greater.

-- 1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

-- Participant means a Director of the Board who is not an employee of the Company coincident with or subsequent to shareholder approval of the Plan.

--    Shares means shares of the Common Stock.

-- Stock Award means an Award to a Participant comprised of Common Stock granted under Section 6 of the Plan.


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--    Stock  Option  means  an Award in the  form of the  right  to  purchase  a specified number of Shares at a specified price during a specified period granted under Section 6 of the Plan.

SECTION 3: EFFECTIVE DATES

The Plan, as amended, shall be in effect as of April 15, 1999, subject to approval by the Company's stockholders. No Awards may be made under the Plan after ten years from the date of original approval of the Plan (April 16, 1998) or earlier termination of the Plan by the Board.

SECTION 4: PLAN OPERATION

The Plan is intended to be self-governing and requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the Board.

SECTION 5: STOCK AVAILABLE FOR AWARDS

(a) Common Shares Available. The maximum number of Shares available for Awards under the Plan may not exceed 300,000 shares of Common Stock of the Company.

(b) Adjustments and Reorganizations. In the event of any change in the Common Stock by reason of any stock dividend, stock split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, merger, consolidation, spin-off or other change in capitalization of the Company, other than a transaction in which the Stock Options would be assumed pursuant to Section 7(b) hereof, the aggregate number and kind of shares reserved for issuance under the Plan, the number of Stock Options and Stock Awards issuable pursuant to the automatic grant provisions of Section 6 hereof, and the number, kind and option price of shares subject to outstanding Stock Options, shall be automatically adjusted such that the proportionate interests of the holders of Stock Options granted under the Plan will be maintained as before the occurrence of such event; provided, however, that the number of shares subject to any Award shall always be a whole number.

(c) Common Stock Usage. The number of Shares of Common Stock underlying any Awards granted under the Plan which are forfeited, canceled, reacquired by the Company, satisfied without issuance of Common Stock or otherwise terminated (other than by exercise) shall again be available for granting of additional Awards under the Plan.

SECTION 6: AWARDS

(a) On the day after the date of the effectiveness of the Registration Statement for the Shares, the Company will issue to each Participant a stock grant of 500 Shares and a non-qualified Stock Option to purchase 5,000 Shares. The Company will issue to each Participant an additional non-qualified Stock Option to purchase 5,000 Shares on the day after

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      each  annual meeting of Stockholders  commencing with the 1999 annual meeting of stockholders. Any Stock Option granted pursuant to this Section 6(a) shall be referred to as an "Annual Stock Option".

(b) Each Annual Stock Option shall have a term of ten years and shall become exercisable as follows: with respect to 1,600 Shares one year after grant; with respect to 1,700 Shares two years after grant and with respect to 1,700 Shares three years after grant.

(c) The Stock Option exercise price shall be the Fair Market Value of a Share on the date of grant, payable at the time of exercise in cash or Shares (held at least six months prior to exercise, unless purchased by the Participant on the open market) valued at their Fair Market Value, or in a combination thereof.

(d) In the case of a new Director elected or appointed to the Board after the 1999 annual meeting of stockholders, such new Director shall be issued an initial Stock Option prorated for the number of months of service as a Director prior to the next annual meeting of the stockholders determined in accordance with the following schedule ("Initial Stock Option"):


      Months of service to be completed             Number of Shares awarded
      until next annual stockholders' meeting       as Initial Stock Option
      --------------------------------------------------------------------------

      Fewer than 3                                             1,250
      3 or more, but fewer than 6                              2,500
      6 or more, but fewer than 9                              3,750
      9 or more                                                5,000


      Each Initial Stock Option shall have a term of ten years and shall become exercisable as follows: with respect to 32%, one year after the date of grant; with respect to 34%, two years after the date of grant; with respect to 34%, three years after the date of grant.

(e) Effective with the beginning of the first fiscal quarter following the 1999 annual meeting of stockholders, the Company shall provide each Participant with an annual opportunity ("Director's Award Election") to choose from among the following forms of Director's compensation ("Director's Award"): (i) the issuance of Shares with a Fair Market Value equal to $40,000, or (ii) the issuance of Shares with a Fair Market Value equal to $20,000 and $20,000 in cash. A Director's Award shall be earned on a quarterly basis, and shall be payable (in Shares, or in Shares and cash, as the case may be) in advance as of the beginning of each quarter of the Company's fiscal year. The number of Shares to be issued as of the beginning of each quarter shall be determined by the Fair Market Value of the Shares as of the end of the Company's preceding fiscal quarter. In the case of a new Director who is elected or appointed to the Board other than effective as of the first day of a fiscal quarter, the Director shall be entitled to a pro

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      rata  portion of the Director's Award based upon the number of days remaining in the Company's fiscal quarter.

(f) Except as otherwise provided in this Section 6(f), a Director's Award Election shall be made prior to the beginning of the Company's fiscal year to which the Director's Award relates. In the case of a new Director, a Director's Award Election shall be made by the Participant within 30 days after becoming a Director. Each Director who is already a Participant of this Plan as of the date of the 1999 annual meeting of stockholders shall make a special Director's Award Election with respect to the Director's Award for the balance of the Company's fiscal year ending in 1999 within 30 days after the 1999 annual meeting of the stockholders.

(g) A Director's Award Election shall be made in writing on a form to be prescribed for such purpose by the Company. In the absence of a signed Director's Award Election specifying the manner of payment, a Director's Award shall be paid quarterly in the form of Shares only.
      In the event that a Director fails to make a new Director's Award Election for any subsequent year, the election in effect or deemed to be in effect for the previous year shall be continued and shall be deemed effective with respect to any subsequent Director's Award.

(h) The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, or local withholding tax requirements on any amount payable or Shares issued under the Plan, and the Company may defer the payment of any amount or the issuance of Shares until such requirements are satisfied.

(i) Each Participant may elect to defer delivery of all or a portion of the Shares to be issued or the cash to be paid pursuant to a Director's Award Election in accordance with the Deferred Compensation Plan for Directors of The Stride Rite Corporation set forth as Exhibit 1 to this Plan.

SECTION 7: EFFECT OF CHANGES OF CONTROL AND BUSINESS COMBINATIONS

(a) Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control (as hereinafter defined), the provisions of this Section 7 shall apply.

            (i) Any Stock Options outstanding as of the date a Change of Control occurs, which are not then exercisable and vested, shall become fully exercisable and vested, effective immediately prior to the occurrence of such Change of Control.

            (ii) Definition of Change of Control. For purposes of this Plan, a "Change of Control" shall mean the happening of any of the following events:

                        (A) The acquisition by any  individual,  entity or group
                  (within the meaning of Section 13(d)(3) or 14(d)(2) of

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                  the 1934 Act (a  "Person"), of  beneficial  ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding Shares (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A) the following acquisitions shall not constitute a Change of
                  Control:  (i) any  acquisition  directly  from the  Company,
                  (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled
                  by  the  Company,   (iv)  any  acquisition   pursuant  to  a
                  transaction which complies with clauses (i), (ii) and (iii) of subsection (C) below; or (v) any acquisition of less
                  than  25%  of  the  Outstanding   Company  Common  Stock  or
                  Outstanding  Company  Voting  Securities  by  a  Person  who
                  certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Company and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for
                  so  long  as  such   Person  can   continue   to  make  such
                  certification; or

                        (B) Individuals  who, as of the date hereof,  constitute
                  the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                        (C) The approval by the shareholders of the Company of a
                  reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (each a "Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding

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                  Company Stock or the Outstanding Company Voting Securities
                  immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of
                  common  stock  of  the   corporation resulting  from  such
                  Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                        (D) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(b) In the event of a Business Combination, outstanding Stock Options shall be assumed by the successor or acquiror corporation, as the case may be, or a parent thereof, or be replaced with a comparable option to purchase shares of the capital stock of such successor, acquiror or parent, provided that each outstanding Stock Option which is assumed in connection with a Business Combination or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Business Combination, to apply and pertain to the number and class of securities which would have been issuable, upon the consummation of such Business Combination, to an actual holder of the same number of shares of Common Stock as are subject to such Stock Option immediately prior to such
      Business   Combination,   and   provided   further   that,   should  the
      consideration to be received in the Business Combination by the holders of Common Stock be cash in whole or in part, the holder of each Stock Option shall be entitled to receive that amount of cash that would be payable upon the consummation of such Business Combination, to an actual holder of the same number of shares of Common Stock as are subject to such Stock Option immediately prior to such Business Combination, less the exercise price per share subject to such Stock Option. In the event that Stock Options are assumed or otherwise continue in effect, in whole or in part, appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same, and, in addition, the class and number of securities available for issuance under the Plan and the automatic grant provisions of Section 6 hereof following the consummation of the Business Combination shall be appropriately adjusted.

(c) The grant of Awards under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 8: GENERAL PROVISIONS APPLICABLE TO AWARDS

(a) Non-Transferability of Stock Options. Stock Options granted under Section 6 hereof may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or under the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer. A Stock Option may be exercised, during the lifetime of the Participant, only by such Participant or his legal representative.

(b) Termination of Directorship. If for any reason a Participant ceases to be a Director of the Company one year or more after the Director's initial election or appointment to the Board while holding a Stock Option granted under this plan, any Stock Option which has vested shall continue to be exercisable for a period of three years or the remainder of the option term whichever is shorter (the "post termination period"). If for any reason other than death a Participant ceases to be a Director of the Company within one year of the Director's initial election or appointment to the Board, any Stock Option awarded under this plan and held by the Director shall be canceled as of the date of such termination. In the event a Participant dies within one year of initial election or appointment to the Board, the Stock Options shall be exercisable by the transferee who received such Stock Option pursuant to a will or in accordance with the laws of descent and distribution for a period of three years following the date of death.

(c) Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements or such other appropriate documentation as the Board shall prescribe. The Board need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

(d) Plan Amendment or Termination. The Board may suspend the Plan or any portion of the Plan or terminate the Plan. The Board may also amend the Plan if deemed to be in the best interests of the Company and its stockholders; provided, however, that no such suspension, termination or amendment may impair any Participant's right regarding any outstanding Awards without his or her consent.

(e) Governing Law. The validity, construction and effect of the Plan and any such actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.

                                  Exhibit 1

                   DEFERRED COMPENSATION PLAN FOR DIRECTORS
                                      OF
                         THE STRIDE RITE CORPORATION

                                  ARTICLE I

      1.1 Name and Purpose. The name of this plan is the "Deferred Compensation Plan for Directors of The Stride Rite Corporation" (the "Plan"). This Plan is an amendment and restatement of the Directors' Deferred Compensation Plan originally adopted by the Company effective as of December 17, 1993, and later amended and restated as of January 1, 1997. The changes made pursuant to this amendment and restatement of the Plan are effective as of April 15, 1999, subject to approval by the Company's stockholders. The purpose of the Plan, as amended, is to provide non-employee Directors of the Company with flexibility in timing the receipt of Director's Awards under the Non-Employee Director Stock Ownership Plan and to assist the Company in attracting and retaining qualified individuals to serve as Directors. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Non-Employee Director Stock Ownership Plan.

      1.2 Definitions. Whenever used in the Plan, the following terms shall have the meaning set forth below:

            (a) "Closing Price" means the NYSE closing price of the Company's Common Stock as reported in The Wall Street Journal, for the day at issue or the previous trading day if the day at issue is not a trading day.

            (b) "Common Stock" means the Common Stock $.25 par value of the Company.

            (c)   "Company" means The Stride Rite Corporation.

            (d) "Compensation" means all remuneration paid to a Director for service as a Director under the Non-Employee Director Stock Ownership Plan, and such other cash remuneration as the Board of Directors of the Company may permit to be deferred under this Plan.

            (e) "Director" means any individual serving on the Board of Directors of the Company who is not an employee of the Company or any of its subsidiaries.


            (f) "Non-Employee Director Stock Ownership Plan" means the Stride Rite Corporation 1998 Non-Employee Director Stock Ownership Plan, as such plan may be amended from time to time by the Company.

            (g) "Participant" means a Director who has filed an election to participate under Section 3.1 of this Plan with regard to any Plan Year.

            (h) "Plan Administrator" means the Compensation Committee of the Board.

            (i) "Plan Year" means the calendar year.

            (j) "Stock Credit" means a credit that is equivalent to one share of Stride Rite Common Stock.

                                  ARTICLE II

      2.1 Participation in the Plan. Any individual who is a non-employee Director may participate in the Plan.

                                 ARTICLE III

      3.1 Election to Participate. Each Director may elect annually to have payment of all or any portion of his or her Compensation for that Plan Year deferred. If the Participant ceases to be a Director, the Participant's account balance under this Plan will be paid in accordance with Section 3.3 as soon as practicable following the end of the Plan Year during which the Participant ceased to be a Director. No election to defer under this Plan may be made after December 31 of the year preceding the Plan Year during which Compensation would otherwise be paid or within thirty days after the date a Director becomes a Director. An election to defer any Compensation shall be in writing and shall be received by the Secretary of the Company in a form prescribed by the Plan Administrator. An election to defer shall be irrevocable by the Director and shall be effective only for the Plan Year immediately following the date on which it was filed. In the absence of a signed Director's election to defer delivered to the Secretary, any Compensation will be paid directly to the Director.

      3.2 Mode of Deferral. Payment of a Participant's Compensation which is otherwise payable in cash may be deferred only by means of a Cash Credit. Payment of a Participant's Compensation which is otherwise payable in the form of Shares may be deferred only by means of a Stock Credit. Cash Credits and Stock Credits shall be recorded in accounts established in each Participant's name on the books of the Company.

            (a) Cash Credits. If the deferral is by means of a Cash Credit, the Participant's Cash Credit account shall be credited with the dollar amount of Compensation deferred by means of a Cash Credit at the time it would otherwise have been paid. As of the last day of each calendar quarter, the Participant's Cash Credit account shall be credited with interest equivalent to the sum of (i) an amount determined by multiplying one quarter of the applicable interest rate to the balance in the account as of the first day of such quarter, and (ii) for each deferral amount credited to the Participant's Cash Credit account during such quarter, such amount multiplied by the applicable interest rate and further multiplied by a fraction, the numerator of which is the number of days during such quarter that such amount was credited to the Cash Credit account and the denominator of which is 365. The "applicable interest rate" for any calendar quarter shall be equal to the closing prime commercial rate on the last business day of such quarter at the Chase Manhattan Bank (National Association) located in New York City.

            (b) Stock Credits. If the deferral is by means of a Stock Credit, the Participant's Stock Credit account shall be credited with a Common Stock equivalent equal to the number of shares of Common Stock (including fractions of a share) that would have been issued as Shares under the Non-Employee Director Stock Ownership Plan. As of the date any dividend is paid to shareholders of Common Stock the Participant's Stock Credit account shall also be credited with an additional Common Stock equivalent equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased at the Closing Price of Common Stock on such date with the dividend paid on the number of shares of Common Stock to which the Participant's Stock Credit account is then equivalent. In case of dividends paid in property, the dividend shall be deemed to be the fair market value of the property at the time of distribution of the dividend, as determined by the Plan Administrator. A Participant shall have no shareholder rights with respect to any Stock Credits credited to his or her Stock Credit account.

      3.3   Distribution of Credits.

            (a) Payment of a Participant's account balance shall be made in one installment as soon as practicable following the end of the Plan Year in which the Participant ceases to be a Director. Notwithstanding any provision hereof to the contrary, if a Participant believes he or she is suffering from an unforeseen emergency, an application may be made to the Plan Administrator for an acceleration of payments from such Participant's Cash Credit account. "Unforeseen Emergency" for this purpose shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. If the Plan Administrator determines, in its sole discretion, that the Participant is suffering from an "unforeseen emergency," the Plan Administrator may accelerate payment to the Participant of only such portion of such Participant's Cash Credit account as the Plan Administrator may determine is required to alleviate such unforeseen emergency, and such Cash Credit account shall be charged with the amount paid therefrom as of the date of payment.

            (b) Distribution of a Participant's Cash Credit account balance shall be made in cash. Distribution of his or her Stock Credit account balance shall be made in shares of Common Stock, with the amount of the distribution determined by multiplying the number of Stock Credits by the Closing Price of Common Stock on the last business day in December immediately prior to the Plan Year in which the distribution is to be paid. Any fractional shares shall be paid in cash.

      3.4 Adjustment. If at any time the number of outstanding shares of Common Stock shall be changed as the result of any stock dividend, subdivision or reclassification of shares, the number of shares of Common Stock to which each Participant's Stock Credit account is equivalent shall be changed in the same proportion as the outstanding number of shares of Common Stock is changed. In the event the Company shall at any time be consolidated with or merged into any other corporation and holders of the Company's Common Stock receive common shares of the resulting or surviving corporation, there shall be credited to each Participant's Stock Credit account, in place of the shares then credited thereto, a stock equivalent determined by multiplying the number of common shares of stock given in exchange for a share of Common Stock upon such consolidation or merger, by the number of shares of Common Stock to which the Participant's account is then equivalent. If in such a consolidation or merger, holders of the Company's Common Stock shall receive any consideration other than common shares of the resulting or surviving corporation, the Plan Administrator, in its sole discretion, shall determine the appropriate change in Participants' accounts.

      3.5 Distribution upon Death. In the event of the death of a Participant, whether before or after cessation of service as a Director, any Cash Credit account balance and Stock Credit account to which he or she was entitled, shall be converted to cash or shares of Common Stock, as the case may be, and distributed in a single payment to such person or persons or the survivors thereof, including corporations, unincorporated associates or trusts, as the Participant may have designated. All such designations shall be made in writing, signed by the Participant and delivered to the Clerk. A Participant may from time to time revoke or change any such designation by written notice to the Clerk. If there is no unrevoked designation on file with the Plan Administrator at the time of the Participant's death, or if the person or persons designated therein shall have all predeceased the Participant or otherwise ceased to exist, such distribution shall be made in accordance with the Participant's will or in the absence of a will, to the administrator of the Participant's estate. Any distribution under this Section 3.5 shall be made as soon as practicable following notification to the Plan Administrator of the Participant's death. In this case, the Participant's Stock Credit account shall be converted to shares of Common Stock by multiplying the number of whole and fractional shares of Common Stock to which the Participant's Stock Credit account is equivalent by the Closing Price of Common Stock on the last business day during the last month prior to the date of death.

      3.6 Withholding Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, or local tax withholding requirements.

                                  ARTICLE IV

      4.1 Plan Administrator. The Plan Administrator shall have full power and authority to administer the Plan including the power to promulgate forms to be used with regard to the Plan, the power to promulgate rules of Plan administration, the power to settle any disputes as to rights or benefits arising from the Plan, and the power to make such decisions or take such action as the Plan Administrator, in its sole discretion, deems necessary or advisable to aid in the proper maintenance of the Plan.

                                  ARTICLE V

      5.1   No Funding Required.

            (a) Except as provided in (c) below, nothing in this Plan will be construed to create a trust or to obligate the Company or any other person to segregate a fund, purchase an insurance contract, or in any other way to fund currently the future payment of any benefits hereunder, nor will anything herein be construed to give any Participant or any other person rights to any specific assets of the Company or of any other person. Except as described in (b) or (c) below, any benefits which become payable hereunder shall be paid from the general assets of the Company, in accordance with the terms hereof.

            (b) The Company, in its sole discretion, may establish (i) a grantor or other trust of which the Company is treated as the owner under the Code and the assets of which are subject to the claims of the Company's general creditors in the event of its insolvency and which conforms to the terms of Revenue Procedure 92-64 or any successor ruling thereto, (ii) an insurance arrangement, or (iii) any other arrangement or arrangements designed to provide for the payment of benefits hereunder. Any such arrangement shall be subject to such other terms and conditions as the Company may deem necessary or advisable to ensure that benefits are not includible, by reason of the establishment of any such arrangement or the funding of any such trust, in the income of the beneficiaries of such trust or other arrangement prior to actual distribution or other payment.

            (c) Notwithstanding the foregoing, if the Company is subject to a "change of control", the Company shall, as soon as possible thereafter, but in no event longer than thirty (30) days following the change of control, as defined herein, make an irrevocable contribution to a trust described in (b)(i) above of an amount that is sufficient to pay each Participant or beneficiary the benefits to which Participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the change of control occurred. For purposes of this Section 5.1(c), "change of control" shall mean the occurrence of any one of the following events:

                        (A) The acquisition by any  individual,  entity or group
                  (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A) the following acquisitions shall not constitute a Change of
                  Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any

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                  corporation controlled by the Company, (iv) any  acquisition pursuant to a transaction which complies with clauses (i),
                  (ii) and (iii) of subsection (C) below; or (v) any acquisition of less than 25% of the Outstanding Company Common Stock or Outstanding Company Voting Securities by a Person who certifies that such securities are not being acquired or held for the purpose of and will not have the effect of changing or influencing the control of the Company and are not being acquired in connection with or as a participant in any transaction having such purpose or effect, only for so long as such Person can continue to make such certification; or

                        (B) Individuals who, as of February 4, 1999,  constitute
                  the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                        (C) The approval by the shareholders of the Company of a
                  reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (each a "Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock or the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership,  immediately prior to such Business Combination, of the Outstanding
                  Company Common Stock or the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company
                  or   such   corporation   resulting   from   such   Business
                  Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                        (D) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                                  ARTICLE VI

      6.1 Non-Alienation of Benefits. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

                                 ARTICLE VII

      7.1 Delegation of Administrative Duties. Administrative duties imposed by this Plan may be delegated by the Plan Administrator.

      7.2 Governing Law. This Plan shall be governed by the laws of the Commonwealth of Massachusetts.

      7.3 Unsecured General Creditors. No Director or his or her legal representative or any beneficiary designated by him or her shall have any right, other than the right of an unsecured general creditor, against the Company in respect of the account of such Director established hereunder.

      7.4 Amendment and Termination. The Board of Directors of the Company may suspend, amend, or terminate the Plan at any time if deemed to be in the best interest of the Company; provided, however, that no such suspension, amendment, or termination may (disregarding any future fluctuation in the Closing Price of Common Stock) reduce the account balance of any Participant as of the time of such suspension, amendment, or termination.




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